TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

Oliver Jakob

I, Oliver Jakob, appoint Mike Knowles, and Judd Thompson, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Oliver Jakob	Dated as of: 2/18/2025
Oliver Jakob

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/18/2025
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

John P. Marra

I, John P. Marra, appoint Mike Knowles, and Judd Thompson, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ John P. Marra	Dated as of: 2/19/2025
John P. Marra

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/19/2025
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

Lindsay Mastroianni

I, Lindsay Mastroianni, appoint Mike Knowles, and Judd Thompson, individually, my true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lindsay Mastroianni	Dated as of: 2/18/2025
Lindsay Mastroianni

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/18/2025
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

James O'Grady

I, James O'Grady, appoint Mike Knowles, and Judd Thompson, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ James O'Grady	Dated as of: 2/18/2025
James O'Grady

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/18/2025
File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

Lisa M. Proch

I, Lisa M Proch, appoint Mike Knowles, and Judd Thompson, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Lisa M. Proch	Dated as of: 2/19/2025
Lisa M. Proch

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/19/2025
Filed on Form N-4 File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

Samir Srivastava

I, Samir Srivastava, appoint Mike Knowles, and Judd Thompson individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Samir Srivastava	Dated as of: 2/18/2025
Samir Srivastava

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/18/2025
Filed on Form N-4 File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

Robert W. Stein

I, Robert W. Stein, appoint Mike Knowles, and Judd Thompson, individually, my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Robert W. Stein	Dated as of: 2/18/2025
Robert W. Stein

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/18/2025
Filed on Form N-4 File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
POWER OF ATTORNEY
- - - - - - - - - -

Ronald K. Tanemura

I, Ronald K. Tanemura, appoint Mike Knowles, and Judd Thompson, individually, my true and lawful attorney-in- fact and agent, with full power of substitution and resubstitution, in my name, place and stead, in any and all capacities, to sign the registration statements with which this power of attorney is being filed, as listed below, and any and all amendments thereto (including pre-effective amendments and post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

IN WITNESS THEREOF, I have executed this Power of Attorney for the purpose herein set forth.

By:	/s/ Ronald K. Tanemura	Dated as of: 2/18/2025
Ronald K. Tanemura

Appendix A
Talcott Resolution Life Insurance Company Power of Attorney Dated as of 2/18/2025
Filed on Form N-4 File Numbers:

033-19943
033-19946
033-19947
033-19948
033-19949
033-59541
333-72042
333-145655
333-151805